UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Diameter Credit Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56624	88-1389797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Suite 6600A
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 655-1419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2026 (the “Closing Date”), Diameter Credit Company (the “Company”) completed a $412,600,000 term debt securitization (the “2026 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.

On the Closing Date and in connection with the 2026 Debt Securitization, Diameter Capital PC CLO 2 LLC (the “CLO Issuer”), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into (i) a purchase agreement (the “CLO Purchase Agreement”) with Citigroup Global Markets Inc., as the initial purchaser (the “Initial Purchaser”), pursuant to which the Initial Purchaser agreed to place certain of the secured notes issued by the CLO Issuer and (ii) a placement agreement (the “CLO Placement Agreement”) with Citigroup Global Markets Inc., as the placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to place certain of the subordinated notes issued by the CLO Issuer, each as part of the 2026 Debt Securitization pursuant to an indenture by and between the CLO Issuer and Western Alliance Trust Company, N.A., as collateral trustee (the “CLO Indenture”).

The notes issued as part of the 2026 Debt Securitization consist of $40,700,000 of AAA(sf) Class A-1 Senior Secured Floating Rate Notes due 2038, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.70% (the “Class A-1 Notes”); $16,600,000 of AAA(sf) Class A-2 Senior Secured Floating Rate Notes due 2038, which bear interest at the three-month SOFR plus 1.85% (the “Class A-2 Notes”); $24,900,000 of AA(sf) Class B Secured Floating Rate Notes due 2038, which bear interest at the three-month SOFR plus 2.00% (the “Class B Notes”, and together with the Class A-1 Notes and the Class A-2 Notes, the “Secured Notes”). Additionally, on the Closing Date, the CLO Issuer will issue $130,400,000 of Subordinated Notes due 2126 (the “Subordinated Notes”), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “Notes”.

Additionally, the CLO Issuer incurred certain loans as part of the 2026 Debt Securitization, consisting of $200,000,000 of AAA(sf) Class A-1 Loans due 2038, which bear interest at the three-month SOFR plus 1.70% (the “Class A-1 Loans” and together with the Secured Notes, the “Secured Debt” and Secured Debt together with the Subordinated Notes, the “Debt”) incurred by the CLO Issuer on the Closing Date. The Class A-1 Loans were incurred pursuant to a Class A-1 Credit Agreement among the CLO Issuer, as borrower, Western Alliance Trust Company, N.A., as loan agent and collateral trustee and the lenders party thereto (the “CLO Credit Agreement”).

The 2026 Debt Securitization is backed by a diversified portfolio consisting primarily of first-lien commercial loans. The Secured Debt is scheduled to mature on April 15, 2038 and the Subordinated Notes are scheduled to mature on April 15, 2126; however, the Debt may be redeemed by the CLO Issuer, at the direction of Diameter Capital PC CLO 2 Depositor LLC (the “CLO Retention Holder”), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the Subordinated Notes, on any business day on or after April 15, 2028. The CLO Retention Holder acts as retention holder in connection with the 2026 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company, through the CLO Retention Holder, has retained 15.66% of the Class B Notes and 100% of the Subordinated Notes issued in the 2026 Debt Securitization.

The CLO Issuer intends to use the proceeds from the 2026 Debt Securitization to, among other things, purchase certain loans (“Collateral Obligations”) from time to time on and after the Closing Date from the Company pursuant to a master loan sale agreement entered into on the Closing Date (the “Loan Sale Agreement”) among the Company, the CLO Retention Holder and the CLO Issuer. Under the terms of the Loan Sale Agreement that provide for the sale of Collateral Obligations to the CLO Issuer, the Company will transfer to the CLO Retention Holder, and the CLO Retention Holder will transfer to the CLO Issuer, a portion of its ownership interest in the Collateral Obligations securing the 2026 Debt Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement from time to time on and after the Closing Date. Following these transfers, the CLO Issuer, and not the CLO Retention Holder or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.

The Secured Debt is the secured obligation of the CLO Issuer, the Subordinated Notes are the unsecured obligations of the CLO Issuer, and the CLO Indenture and the CLO Credit Agreement governing the Debt include customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company serves as collateral manager to the CLO Issuer under a collateral management agreement entered into on the Closing Date (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.

The above description of the documentation related to the 2026 Debt Securitization and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the CLO Purchase Agreement, the CLO Placement Agreement, the CLO Indenture, the CLO Credit

Agreement, the Collateral Management Agreement and the Loan Sale Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and each incorporated into this Current Report on Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, dated as of April 24, 2026, by and between Diameter Capital PC CLO 2 LLC, as issuer, and Citigroup Global Markets Inc., as initial purchaser.
10.2	Placement Agreement, dated as of April 24, 2026, by and between Diameter Capital PC CLO 2 LLC, as issuer, and Citigroup Global Markets Inc., as placement agent.
10.3	Indenture, dated as of April 24, 2026, by and between Diameter Capital PC CLO 2 LLC, as issuer and Western Alliance Trust Company, N.A., as collateral trustee.
10.4

Class A-1 Credit Agreement, dated as of April 24, 2026, by and among Diameter Capital PC CLO 2 LLC, as borrower, Western Alliance Trust Company, N.A., as loan agent and collateral trustee and the lenders party thereto.

10.5	Collateral Management Agreement, dated as of April 24, 2026, by and between Diameter Capital PC CLO 2 LLC, as issuer, and Diameter Credit Company, as collateral manager.
10.6

Master Loan Sale Agreement, dated as of April 24, 2026, by and among Diameter Credit Company, as transferor, Diameter Capital PC CLO 2 Depositor LLC, as U.S. retention holder and Diameter Capital PC CLO 2 LLC, as issuer.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diameter Credit Company

Date:	April 30, 2026	By:	/s/ Matthew Gilmartin
Matthew Gilmartin, Chief Financial Officer